                                   FORM 8-K/A


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: January 25, 1996



                             AM COMMUNICATIONS, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)



Delaware                              0-9856                    23-1922958
----------------------------    ---------------------        ------------------
(State or other jurisdiction    (Commission File No.)         I.R.S. Employer
of incorporation or                                          Identification No.
organization)



                                  1900 AM Drive
                            Quakertown, PA 18951-9004
                            -------------------------
                    (Address of Principal Executive Offices)



Registrant's Telephone Number, Including Area Code:  215-536-1354

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated January 16, 1996 as set forth in the pages attached hereto:

 (List all such items, financial statements, exhibits or other portions amended)


Item 7:    Financial Statements and Exhibits.
------     ----------------------------------

           Exhibit 16.1:  Letter of Deloitte & Touche, LLP regarding change in
           ------------   certifying accountant.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                AM COMMUNICATIONS, INC.
                                                     (Registrant)


Date:  January 25, 1996                   By:  /s/ Keith D. Schneck
       ----------------                        ---------------------
                                               Keith D. Schneck
                                               President

                                  Exhibit 16.1

Deloitte &
 Touche LLP
-----------
                       -------------------------------------------------------
                       Twenty-Fourth Floor           Telephone: (215) 246-2300
                       1700 Market Street            Facsimile: (215) 569-2441
                       Philadelphia, Pennsylvania 19103-3984

January 16, 1996

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of AM Communications, Inc. dated January 16, 1996.

Yours truly,

DELOITTE & TOUCHE LLP



---------------
Deloitte Touche
Tohmatsu
International
---------------

                                       3